ProFund VP Small-Cap Growth

MAY 1, 2011

Summary Prospectus

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, both dated May 1, 2011, as hereafter may be supplemented, are all incorporated by reference into this summary prospectus. All this information may be obtained at no cost either: online at profunds.com/variable_products.html; by calling 888-PRO-3637 (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@profunds.com.

2	:: ProFund VP Small-Cap Growth

Important Information About the Fund

Investment Objective

ProFund VP Small-Cap Growth (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600®/Citigroup Growth Index (the “Index”). The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2011, the Index included companies with capitalizations between $116.1 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $976.6 million. The Index is published under the Bloomberg ticker symbol “SMLG.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.87%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%
Fee Waivers/Reimbursements*	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Growth	$171	$569	$993	$2,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 351% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions,

FUND NUMBER :: 237 ::	ProFund VP Small-Cap Growth ::	3

which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

4	:: ProFund VP Small-Cap Growth

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 20.97%;

Worst Quarter (ended 12/31/2008): -26.06%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Small-Cap Growth	25.72%	3.42%	5.52%	05/01/02
S&P SmallCap 600®/Citigroup Growth Index#	28.43%	5.27%	7.71%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

Investment Company Act File No. 811-08239